Exhibit 10.32
MASTER FINANCIAL ASSISTANCE REPAYMENT AGREEMENT	РАМОЧНОЕ СОГЛАШЕНИЕ О ВОЗВРАТЕ ФИНАНСОВОЙ ПОМОЩИ

This MASTER FINANCIAL ASSISTANCE REPAYMENT AGREEMENT (“Agreement”) is made as of January 11, 2016, between CASPIAN GEO-CONSULTING SERVICES LLP, a legal entity established under the laws of the Republic of Kazakhstan, registered address: 149 Kyz Zhibek St., Almaty, (“CGS”) represented by its Director Mr. Nurlan Nurmuhanbetovich Khamzin acting on the basis of its Charter, and CASPIAN SERVICES, INC., a legal entity incorporated under the laws of the State of Nevada, USA, with its principal place of business located at 2319 Foothill Drive, Suite 160, Salt Lake City, Utah 84109, USA, (“CSI”) represented by its President Mr. Alexey Sergeyevich Kotov.

Настоящее РАМОЧНОЕ СОГЛАШЕНИЕ О ВОЗВРАТЕ ФИНАНСОВОЙ ПОМОЩИ (“Соглашение”) заключено «11» января 2016 года между ТОО «КАСПИАН ГЕО-КОНСАЛТИНГ СЕРВИСЭС («CASPIAN GEO-CONSULTING SERVICES»)», юридическим лицом, учрежденным в соответствии с законодательством Республики Казахстан, зарегистрированное по адресу: г. Алматы, ул. Кыз Жибек, д. 149 («CGS»), в лице Директора г-на Хамзина Нурлана Нурмуханбетовича, действующего на основании Устава, и корпорацией «CASPIAN SERVICES», юридическим лицом, зарегистрированным в соответствии с законодательством штата Невада (США), с основным местом деятельности по адресу: 2319 Foothill Drive, Suite 160, Salt Lake City, Utah 84109, USA, (“CSI”) в лице Президента г-на Котова Алексея Сергеевича.

Recitals	Преамбула
A.           From November 12, 2014, through September 2, 2015, CSI provided financial assistance to CGS in the aggregate amount of KZT 633,500,000 (the “Financial Assistance”) pursuant to nine financial assistance agreements (the “Financial Assistance Agreements”).

А.В период с 12 ноября 2014 года по 2 сентября 2015 года CSI предоставила CSG финансовую помощь на общую сумму 633 500 000 тенге («Финансовая помощь») в соответствии с девятью договорами о финансовой помощи («Договоры о финансовой помощи»).

B. The Financial Assistance was used by CGS to explore for gold ore within the Shoyimbai Deposit located in the Karaganda Oblast of the Republic of Kazakhstan (the “Deposit”) and to prove the reserves of the Deposit so that CGS and the holders of the exploration license on the Deposit could prepare the required submission to apply for a subsoil use contract for the production of gold ore from the Deposit (the “Subsoil Use Contract”).

В.Финансовая помощь была использована CGS для проведения разведки золотоносных руд в пределах месторождения Шойымбай, расположенного в Карагандинской области Республики Казахстан (“Месторождение”), а также для целей подтверждения запасов Месторождения, что позволило CGS и держателям лицензии на разведку Месторождения подготовить требуемую заявку на заключение контракта на недропользование на добычу золотоносной руды на Месторождении (“Контракт на недропользование”).

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C.           The application for the Subsoil Use Contract has been submitted to the competent authority of the Republic of Kazakhstan and the parties are in the process of reviewing and finalizing the Subsoil Use Contract.

С.Заявка на заключение Контракта на недропользование была подана в компетентный орган Республики Казахстан и стороны сейчас находятся в процессе согласования и окончательной доработки Контракта на недропользование.

D.           Upon grant of the Subsoil Use Contract, CGS plans to pursue commercial production of gold ore from the Deposit (the “Project”).  CGS will hold a 50% interest in the Subsoil Use Contract and the Project and the remaining ownership will be held by the former holders of the exploration license on the Deposit.

D. После присуждения ему Контракта на недропользование, CGS планирует начать промышленную добычу золотоносной руды на Месторождении («Проект»). CGS будет иметь 50% доли участия в Контракте на недропользование и в Проекте, а оставшаяся часть доли участия будет принадлежать бывшим держателям лицензии на разведку Месторождения.

E. As of the date of this Agreement, CGS has made payments to CSI to reduce the total outstanding balance owed to CSI to KZT 543,500,000.	Е.По состоянию на дату настоящего Соглашения, CGS произвел определенные выплаты в пользу CSI, в результате которых его общая задолженность перед CSI уменьшилась до суммы, равной 543 500 000 тенге.

F.           In August 2015, the National Bank of the Republic of Kazakhstan changed its monetary policy to make the Kazakhstan Tenge a free-floating currency which has resulted in a significant devaluation in the Kazakhstan Tenge since the policy change.

F. В августе 2015 года Национальный Банк Республики Казахстан изменил свою денежно-кредитную политику и сделал тенге свободно плавающей валютой, что привело к значительной девальвации тенге со времени вышеупомянутого изменения политики.

G.           CGS and CSI wish to enter into this Agreement to consolidate the amounts owed under the Financial Assistance Agreements into a single US dollar denominated amount and to establish the terms and conditions of the repayment of that amount.

G.           CGS и CSI желают заключить настоящее Соглашение, чтобы консолидировать задолженность по Договорам о финансовой помощи в единую сумму, номинированную в долларах США, и согласовать условия и положения погашения такой суммы.

Agreement	Соглашение
In consideration of the foregoing and the representations, warranties, covenants, and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:
В учетом вышеизложенного и заявлений, гарантий, договоренностей и соглашений, содержащихся в настоящем Соглашении, и с намерением быть юридически связанными настоящим Соглашением, Стороны договорились о нижеследующем:

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ARTICLE I – CURRENCY CONVERSION	СТАТЬЯ I - КОНВЕРТАЦИЯ ВАЛЮТ
Section 1.01 – Currency Conversion	Раздел 1.01 - Конвертация валют
CGS may make payments to CSI pursuant to this Agreement in US dollars (“USD”) or Kazakhstan Tenge (“KZT”).  In the event CGS makes a payment in KZT, the USD equivalent of the KZT payment will be determined based on the prevailing USD/KZT exchange rate determined by the National Bank of the Republic of Kazakhstan (the “Prevailing Exchange Rate”) on the date payment is received by CSI.

CGS вправе производить платежи в пользу CSI по настоящему Соглашению в долларах США («USD») или в тенге («KZT»). В случае, если CGS производит оплату в тенге, долларовый эквивалент оплаты в тенге будет определяться на основе превалирующего курса обмена доллара США на тенге, определенного Национальным банком Республики Казахстан («Превалирующий обменный курс») на дату получения CSI оплаты.

ARTICLE II – OUTSTANDING AMOUNT	СТАТЬЯ II - СУММА ЗАДОЛЖЕННОСТИ

Section 2.01 – Outstanding Amount	Раздел 2.01 – Сумма задолженности
The outstanding amount due and owing by CGS to CSI as of the date of this Agreement is USD 2,195,000 (the “Outstanding Amount”.)	Сумма задолженности, причитающейся к выплате CGS в пользу CSI на дату настоящего Соглашения, составляет 2 195 000 долларов США («Сумма задолженности»).

Section 2.02 – Minimum Monthly Payment	Раздел 2.02 - Минимальный ежемесячный платеж
On the last day of each month, commencing on January 31, 2016 and continuing through November 30, 2016, CGS shall make a minimum monthly payment of KZT 50,000,000 to CSI by wire transfer (the “Minimum Monthly Payment”) to reduce the Outstanding Amount.  CGS may, in its discretion, make larger monthly payments without incurring any penalty.

В последний день каждого месяца, начиная с 31 января 2016 года и вплоть до 30 ноября 2016 года, CGS обязано производить минимальный ежемесячный платеж в размере 50 000 000 тенге в пользу CSI путем межбанковского перевода (далее - “Минимальный ежемесячный платеж”), чтобы уменьшить Сумму задолженности. CGS вправе, по своему собственному усмотрению и без выплаты каких-либо взысканий, производить ежемесячные платежи в сумме, превышающей вышеуказанную.

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Section 2.03 – Final Payment	Раздел 2.03 - Окончательный платеж
By no later than December 30, 2016, CGS shall repay in full the unpaid balance of the Outstanding Amount to CSI by wire transfer (the “Final Payment”).  In order to facilitate CGS making the Final Payment, CSI shall notify CGS of the unpaid balance of the Outstanding Amount by no later than December 15, 2016.  The failure of CSI to deliver such notice does not waive CGS’s obligation to timely make the Final Payment.

Не позднее 30 декабря 2016 года CGS обязано погасить в полном объеме оставшуюся неоплаченной часть Суммы задолженности перед CSI путем межбанковского перевода (“Окончательный платеж”). Для того, чтобы способствовать CGS в совершении Окончательного платежа, CSI обязано не позднее, чем 15 декабря 2016 года, подать уведомление CGS с указанием размера  Суммы задолженности, оставшейся неоплаченной. Если CSI не подаст такое уведомление, это не освобождает CGS от обязательства своевременно произвести Окончательный платеж.

Section 2.04 – Quarterly Determination of Outstanding Amount	Раздел 2.04 – Ежеквартальное определение размера Суммы задолженности
No later than the 15th day following the end of each fiscal quarter of CSI, CSI shall notify CGS of the unpaid balance of the Outstanding Amount.  In the event CGS disagrees with CSI’s computation of the unpaid balance of the Outstanding Amount, CGS shall have the right, no later than the 10th day following notification by CSI, to submit to CSI its computation of the unpaid balance of the Outstanding Amount for consideration by CSI.  CSI may, but is under no obligation to, change its determination of the unpaid balance of the Outstanding Amount. CSI’s final determination of the unpaid balance of the Outstanding Amount shall be conclusive for purposes of this Agreement.

Не позднее 15 дня после завершения каждого своего финансового квартала, CSI уведомляет CGS о размере неоплаченного остатка Суммы задолженности. В случае, если CGS не согласен с исчисленной CSI размером неоплаченного остатка Суммы задолженности, CGS вправе не позднее, чем на 10-й день после получения им уведомления от CSI, представить на рассмотрение CSI свои вычисления размера неоплаченного остатка Суммы задолженности. CSI вправе (но не обязана) откорректировать свои вычисления размера неоплаченного остатка Суммы задолженности. Окончательное определение CSI размера неоплаченного остатка суммы задолженности является определяющим для целей настоящего Соглашения.

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ARTICLE III – PARTICIPATION INTEREST	СТАТЬЯ III – ДОЛЯ УЧАСТИЯ
Section 3.01 – Participation Interest	Раздел 3.01 - Доля участия
CGS shall pay CSI 20% of the total amount received by CGS, (which in no event shall be less than 10% percent of the total amount distributed to the holders of the Subsoil Use Contract) from the sale of gold ore from the Deposit (the “Participation Interest”), from the date of this Agreement until seven years from the date of commencement of production following a commercial discovery at the Deposit.  CGS shall cause the Participation Interest payment to be made on a monthly basis by wire transfer to CSI simultaneously with payments made to CGS (the “Participation Interest Payment”).  CSI may not sell, transfer or assign the Participation Interest without the prior written consent of CGS.

CGS уплачивает CSI 20% общей суммы, полученной CGS (но ни в коем случае не меньше, чем 10% от общей суммы, распределенной между держателями Контракта на недропользование), от продажи золотоносной руды с Месторождения («Доля участия»), с даты заключения настоящего Соглашения и на протяжении семи лет с даты начала добычи после коммерческого обнаружения на Месторождении. CGS обеспечивает ежемесячную Оплату за Долю участия путем межбанковского перевода в пользу CSI, в тот момент, когда CGS само получает оплату («Оплата за Долю участия”). CSI не вправе продавать, передавать или переуступать Долю участия без предварительного письменного согласия CGS.

Section 3.02 – Conversion/Exchange of Participation Interest	Раздел 3.02 - Преобразование/обмен Доли участия
In the event CGS, at any time from the date of this Agreement until the expiration of the Participation Interest, shall,  (i) make a public offering of its equity interests or otherwise create a public market for its equity interests; or (ii) place its interest in the Subsoil Use Contract, the Project or the Deposit into an entity that has an existing public market for its equity interests (in whatever form), or that seeks to make a public offering or to otherwise create a public market for its equity interests, CSI shall have the right, but not the obligation, within 30 days of receipt of notice from CGS following the completion of such public offering or creation of a public market, to convert its Participation Interest into a 12.5% equity interest, on a fully diluted basis, in the public entity (the “Conversion Right”).

В случае, если CGS в любое время с даты подписания настоящего Соглашения до истечения срока действия Доли участия, (i) произведет публичное размещение своих долевых ценных бумаг или иным образом создаст открытый рынок для своих долевых ценных бумаг; или (ii) разместит свою долю участия в Контракте на недропользование, в Проекте или в Месторождении в предприятии, которое уже имеет открытый рынок для своих долевых ценных бумаг (в любой форме), или намерено сделать публичное предложение, или иным образом создать открытый рынок для своих долевых интересов, CSI имеет право (но не обязательство) в течение 30 дней с момента получения уведомления от CGS после завершения такого публичного размещения или создания открытого рынка, преобразовать свою Долю участия в 12,5% акций капитала, на полностью разводненной основе, в такой публичной компании («Право на преобразование»).

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In the event CGS, at any time from the date of this Agreement until the expiration of its Participation Interest, elects to sell its interest in the Subsoil Use Contract or the Project, CSI shall have the right, but not the obligation, to exchange its Participation Interest for 12.5% of the total proceeds of such sale received by CGS (the “Exchange Right”).  CGS shall provide notice to CSI of its election to sell its interest in the Subsoil Use Contract or the Project no later than 10 business days prior to the closing date of such sale.  If CSI elects to exercise its Exchange Right, CSI shall notify CGS of such election no later than five business days following receipt of notice from CGS.  In the event CSI elects to exercise its Exchange Right, CGS shall cause 12.5% of the total proceeds received by CGS to be made by wire transfer to CSI simultaneously with payments made to CGS.  The failure of CGS to timely notify CSI as provided herein shall not bar CSI from exercising its Exchange Right.

В случае, если CGS в любое время с даты подписания настоящего Соглашения и до истечения срока действия своей Доли участия, примет решение продать свои интересы в Контракте на недропользование или в Проекте, CSI имеет право (но не обязательство) обменять свою Долю участия на 12,5% общей выручки от такой продажи, полученной CGS («Право на обмен»). CGS предоставляет уведомление CSI о своем решении продать свою долю участия в Контракте на недропользование или в Проекте не позднее, чем за 10 рабочих дней до даты закрытия сделки по такой продаже. Если CSI решит воспользоваться своим Правом на обмен, CSI уведомляет CGS о таком решении не позднее, чем через пять рабочих дней после получения уведомления от CGS. В случае, если CSI решает воспользоваться своим Правом на обмен, CGS обязано обеспечить выплату путем межбанковского перевода 12,5% от общего объема выручки, полученной CGS, в пользу CSI, в тот момент, когда CGS само получает оплату. Если CGS своевременно не подаст такое уведомление CSI, как это предусмотрено настоящим Соглашением, это не будет препятствовать CSI в осуществлении своего Права на обмен.

Section 3.03 – Retirement of Participation Interest	Раздел 3.03 - Изъятие Доли участия
Unless CSI has converted the Participation Interest as provided in Section 3.02, during the period from the date CGS has repaid in full the Outstanding Amount, including any Default Penalties, until January 9, 2018, CGS shall have the right to retire the Participation Interest in exchange for a lump sum payment by wire transfer to CSI of USD 1,825,000, or if paid in KZT, in the KZT equivalent of USD 1,825,000 based on the Prevailing Exchange Rate on the date payment is received by CSI.

В случае, если CSI не преобразовала Долю участия, как это предусмотрено в Разделе 3.02, в течение периода, начинающегося с даты, в которую CGS погасило в полном объеме Сумму задолженности (включая любые Штрафы за неисполнение обязательств), и продолжающегося до 9 января 2018 года, CGS вправе изъять Долю участия в обмен на единовременную выплату, совершаемую путем межбанковского перевода в пользу CSI суммы в размере 1 825 000 долларов США, или, если платеж производится в тенге, то суммы в тенге, эквивалентной 1 825 000 долларам США, на основе Превалирующего обменного курса на дату получения CSI оплаты.

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ARTICLE IV – AFFIRMATIVE COVENANTS	СТАТЬЯ IV – ГАРАНТИИ СОВЕРШЕНИЯ ОПРЕДЕЛЕННЫХ ДЕЙСТВИЙ
Section 4.01 – Conduct of Business	Раздел 4.01 – Ведение хозяйственной деятельности
CGS shall carry out the Project and conduct its business with due diligence, efficiency and in a commercially reasonable manner, in accordance with sound mining, engineering, financial and business practices, maintaining expenses and reserves within reasonable and customary levels and in compliance with all applicable laws, including all money laundering laws.

CGS осуществляет Проект и ведет свою хозяйственную деятельность добросовестно, эффективно и коммерчески разумным образом, в соответствии со рациональными методами добычи и инженерными, финансовыми и хозяйственными практиками, поддерживая свои расходы и резервы на разумных и общепринятых уровнях и в соответствии со всеми применимыми законами, включая все законы против отмывания денег.

Section 4.02 – Environmental and Social Compliance	Раздел 4.02 – Соблюдение природоохранного и социального законодательства
CGS shall carry out the Project in accordance with the environmental, health and safety regulations and standards in effect from time to time in the Republic of Kazakhstan.  CGS shall not undertake any hazardous waste disposal activities as part of its business operations.  CGS shall observe all applicable laws and standards on employment.

CGS осуществляет Проект в соответствии с правилами и стандартами по экологии, охране здоровья и безопасности труда, действующими в Республике Казахстан. CGS не должно предпринимать никаких действий по утилизации опасных отходов в рамках своей хозяйственной деятельности. CGS обязано соблюдать все применимые законы и стандарты по трудовой занятости.

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Section 4.03 – Books and Records	Раздел 4.03 – Бухгалтерские книги и отчеты
CGS shall maintain books of account and other records adequate to present fairly the financial position, financial performance and cash flows of the Project and the results of the Project’s operations in conformity with generally accepted accounting principles.  Such books and records shall be retained for at least three years following the calendar year to which they pertain, during which time CSI, or its appointed agents, shall have the right at CSI’s expense, upon 15-day notice, not more frequently than quarterly, to inspect such books and records during normal business hours to verify the payments made or compliance in other respects under this Agreement.  In the event such inspection reveals an underpayment, CGS shall resolve the underpayment with CSI within 15 days from its receipt of written notice of such underpayment.

CGS ведет бухгалтерский учет и прочие учетные документы таким образом, чтобы надлежащим отражать финансовое положение, финансовые результаты и движение денежных средств по Проекту, а также результаты деятельности по Проекту, в соответствии с общепринятыми принципами бухгалтерского учета. Такие бухгалтерские книги и отчеты должны храниться в течение не менее трех лет после окончания того календарного года, к которому они относятся, и в течение этого времени CSI или его назначенные представители будут иметь право за счет CSI и при предоставлении уведомления за 15 дней, не чаще, чем один раз в квартал, проводить ревизию таких бухгалтерских книг и отчетов в обычное рабочее время, чтобы проверить произведенные платежи или выполнение обязанностей в других отношениях в рамках настоящего Соглашения. В случае, если такая ревизия выявит недоплату, CGS обязано устранить такую недоплату в пользу CSI в течение 15 дней с момента получения им  письменного уведомления о такой недоплате.

Section 4.04 – Continuing Governmental and Other Authorizations	Раздел 4.04 - Действительность правительственных и прочих разрешений
CGS shall obtain and maintain in force (or, where applicable, renew) all licenses, approvals, permits, certificates, consents, registrations, filings, agreements and other authorizations necessary to carry out the Project and conduct its business (collectively the “Authorizations”).  CGS shall perform and observe all the conditions and restrictions contained in or imposed on CGS or the Project by such Authorizations.

CGS обязано получать и сохранять в силе (или, где это применимо, продлять) все лицензии, согласования, разрешения, сертификаты, согласия, регистрации, заявки, договоры и прочие разрешения, необходимые для осуществления Проекта и ведения своей хозяйственной деятельности (совместно именуемые ниже «Разрешения»). CGS обязано выполнять и соблюдать все условия и ограничения, содержащиеся в таких Разрешениях или наложенные на CGS или на Проект такими Разрешениями.

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ARTICLE V – REPRESENTATIONS AND WARRANTIES OF CGS	СТАТЬЯ V - ЗАВЕРЕНИЯ И ГАРАНТИИ СО СТОРОНЫ CGS
CGS represents and warrants as follows:	CGS дает следующие заверения и гарантии:
(a) Corporate Power. CGS has the corporate power to enter into, and perform all its obligations under this Agreement.	(а)Корпоративные полномочия. CGS имеет корпоративные полномочия, необходимые для заключения настоящего Соглашения и выполнения всех своих обязательств по нему.

(b) Due Authorization; Enforceability; No Conflict.  Execution and entry into this Agreement has been duly authorized by CGS, and this Agreement, when executed and delivered, will constitute, valid and legally binding obligations of CGS, enforceable in accordance with its terms.  The making of this Agreement and the compliance with the terms hereof:

(b)           Надлежащие разрешения; Исполнимость; Отсутствие конфликтов. Заключение и участие в настоящем Соглашении было должным образом разрешено со стороны CGS, и настоящее Соглашение, после его подписания и вручения, будет составлять действительные и юридически обязывающие обязательства CGS, исполнимые в соответствии с его условиями. Заключение настоящего Соглашения и соблюдение условий настоящего Соглашения:

(1) will not result in violation of the CGS’s Charter, the Subsoil Use Contract, and agreements relating to the Project or any provision contained in any law applicable to CGS, the Subsoil Use Contract or the Project;

(1)не приведут к нарушению Устава CGS, Контракта на недропользование и договоров, касающихся Проекта, или любого положения, содержащегося в любом законе, применимом к CGS, к Контракту на недропользование или к Проекту;

(2) will not conflict with or result in the breach of any provision of, or require any consent under, or result in the imposition of any lien under, any agreement or instrument to which CGS or the Project is a party or by which CGS or the Project or any of their respective assets are bound; and

(2)           не будут конфликтовать, не приведут к нарушению любого положения, не потребуют согласования, и не приведут к наложению любого залогового удержания согласно условиям любого соглашения или документа, стороной которого является CGS или Проект, или которым CGS или Проект, или любые из их соответствующих активов связаны; а также

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(3) will not constitute a default or an event which, with the giving of notice, the passage of time or the making of any determination (or any combination thereof), would constitute a default under any such agreement or instrument.

(3)           не будет представлять собой неисполнение обязательств или событие, которое после предоставления уведомления, по прошествии времени или после принятия любого определения (или при любой их комбинации), будет представлять собой неисполнение обязательств по любым таким соглашениям или документам.

(c) Governmental Authorizations.  No authorizations from any governmental authority are required for the due execution, delivery or performance by CGS of this Agreement, or the validity or enforceability thereof, or for the carrying out of the Project or the carrying on of the business of the CGS as it is carried on or is contemplated to be carried on.

(с)Разрешения со стороны государственных органов. Не требуется никаких разрешений от любых государственных органов для надлежащего заключения, вручения или исполнения со стороны CGS настоящего Соглашения, или его действительности или исковой силы, или для осуществления Проекта или ведения CGS хозяйственной деятельности, в том виде, в котором она осуществляется или предполагается.

(d) Interest in the Deposit, the Project and the Subsoil Use Contract.  CGS has legally enforceable rights in and to the Deposit, the Project and, when issued, the Subsoil Use Contract representing a 50% ownership interest in each.  These interests are free from any restrictions or covenants which might have a material adverse effect on the Deposit, the Project or the Subsoil Use Contract and are not subject to any lien or encumbrance.

(d)           Доля участия в Месторождении, Проекте и в Контракте на недропользование. CGS имеет юридически осуществимые права на Месторождение, на Проект и на Контракт на недропользование (после его присуждения), представляющие собой 50% доли участия в каждом из них. Эти доли участия являются свободными от любых ограничений или запретов, которые могли бы оказать существенное негативное воздействие на Месторождение, на Проект или на Контракт на недропользование, и на них не распространяются какие-либо залоги или обременения.

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(e) No Default.  Neither CGS nor the Project is in default under any agreement, obligation or duty to which it is a party or by which the Deposit, the Project or the Subsoil Use Contract, when issued, is or would be bound where such default would have a material adverse effect on the Deposit, the Project, the Subsoil Use Contract or CGS’s business, operations or financial condition or the ability of CGS to perform any of its material obligations under this Agreement.

(е)Отсутствие состояния неисполнения обязательств. CGS и Проект не находятся в состоянии неисполнения обязательств по любому соглашению, обязательству или обязанности, по которым они являются стороной или которыми связаны или могут быть связаны Месторождение, Проект или Контракт на недропользование (после его присуждения), и их нарушение может привести к существенному негативному воздействию на Месторождение, на Проект, на Контракт на недропользование или на хозяйственную деятельность CGS, на его операции или финансовое состояние, или на способность CGS выполнять любые существенные обязательства по настоящему Соглашению.

(f) Environmental Compliance.  CGS has conducted its and the Project’s activities and operations in material compliance with the provisions of all applicable laws relating to environmental matters.  There is no known contamination on the Deposit and it is suitable for the Project.

(f)           Соответствие экологическим нормам. CGS проводит свою деятельность, а также деятельность и операции по Проекту в существенном соответствии с положениями всех применимых законов, касающихся охраны окружающей среды. Не имеется известных загрязнений на Месторождении и оно подходит для осуществления Проекта.

(g) Litigation.  Neither CGS nor the Project is engaged in, or, to the best of its knowledge, threatened by, any litigation, arbitration or administrative proceeding, the outcome of which would have a material adverse effect on the Deposit, the Project, the Subsoil Use Contract or CGS’s business, operations or financial condition or the ability of CGS to perform any of its material obligations under this Agreement.

(g)           Судебные разбирательства. CGS и Проект не вовлечены, и, насколько известно CGS, не находятся под угрозой какого-либо судебного процесса, арбитража или административного разбирательства, исход которого будет иметь существенное негативное воздействие на Месторождение, на Проект, на Контракт на недропользование или на хозяйственную деятельность, операции или финансовое состояние CGS, или на способность CGS выполнить любые из его существенных обязательств по настоящему Соглашению.

ARTICLE VI – EVENTS OF DEFAULT	СТАТЬЯ VI - СОБЫТИЯ НЕИСПОЛНЕНИЯ ОБЯЗАТЕЛЬСТВ
Section 6.01 – Events of Default	Раздел 6.01 - События неисполнения обязательств
Each of the following events and occurrences shall constitute an event of default under this Agreement:	Каждое из нижеописанных событий и явлений составляет событие неисполнения обязательств по настоящему Соглашению:

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(a) Payments. CGS fails to pay when due any Minimum Monthly Payment, the Final Payment, any Participation Interest Payment or any other payment as required by this Agreement.	(а)Платежи. CGS не осуществляет своевременно любой Минимальный ежемесячный платеж, Окончательный платеж, или любую Оплату за долю участия, или любой другой платеж, требуемый по настоящему Соглашению.

(b) Covenants. CGS fails to perform in a timely manner any of its obligations under this Agreement.	(b) Договорные обязательства. CGS не выполняет своевременно любое из своих договорных обязательств по настоящему Соглашению.

(c) Representations. Any representation or warranty made or confirmed by CGS in this Agreement was false or misleading in any material respect when made or repeated.
(с)Заверения. Любые заверения или гарантии, данные или подтвержденные CGS в настоящем Соглашении, были ложными или вводящими в заблуждение в любом существенном отношении, в тот момент, когда они были даны или повторены.

(d) Bankruptcy.  A decree or order of a court is entered against CGS or the Project adjudging CGS or the Project bankrupt or insolvent or ordering the winding up or liquidation of its affairs; or a petition is filed seeking reorganization, administration or liquidation of CGS or the Project; or a receiver, administrator, trustee or similar official is appointed over CGS or the Project or any substantial asset of CGS or the Project; or CGS or the Project institutes proceedings to be adjudicated bankrupt or insolvent; or consents to the institution of bankruptcy proceedings against it; or makes an assignment for the benefit of creditors; or any other event occurs which would have an analogous effect to any of these events.

(d)           Банкротство. В отношении CGS или Проекта издается распоряжение или постановление суда, объявляющее CGS или Проект банкротом или неплатежеспособным лицом, или содержащее указание о его ликвидации или ликвидации его дел; или подано заявление о реорганизации, ликвидации или администрировании CGS или Проекта; или если для CGS или Проекта, или для любого существенного актива CGS или Проекта назначается правопреемник, администратор, опекун или иное официальное лицо; или если CGS или Проект начинает разбирательство для объявления себя банкротом или неплатежеспособным лицом; или дает согласие на начало процедуры банкротства в отношении себя; или совершает переуступку в пользу кредиторов; или происходит любое другое событие, которое будет иметь аналогичное воздействие на любое из этих событий.

(e) Change in Control. Any change in control of CGS or the Project without the prior written consent of CSI.	(е)Изменение структуры контроля. Любое изменение структуры контроля над CGS или над Проектом без предварительного письменного согласия CSI.

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(f) Material Adverse Effect. Any circumstance or event occurs which, in the reasonable opinion of CSI, is likely to have a material adverse effect on the Deposit, the Project, the Subsoil Use Contract or the business, operations or financial condition of CGS.

(f)           Существенное неблагоприятное воздействие. Имеет место любое обстоятельство или событие, которое, по обоснованному мнению CSI, может иметь существенное неблагоприятное воздействие на Месторождение, на Проект, на Контракт на недропользование или на хозяйственную деятельность, операции или финансовое состояние CGS.

Section 6.02 – Consequences of Default	Раздел 6.02 - Последствия неисполнения обязательств
If an event of default occurs and is continuing, CSI may at its option, by notice to CGS, declare a default. In the event CSI declares a default:
Если происходит и продолжается событие неисполнение обязательств, CSI вправе по своему усмотрению объявить о неисполнении обязательств, подав уведомление CGS. В случае, если CSI объявляет о неисполнении обязательств:

(a)  CGS unconditionally agrees to pay a default penalty equal to 18% (eighteen percent) per annum charged monthly to the entire unpaid balance of the Outstanding Amount (the “Default Penalty”.)  Any unpaid Default Penalty shall be added to the Outstanding Amount; and

(a) CGS безусловно соглашается заплатить штраф за неисполнение обязательств в размере 18% (восемнадцать процентов) годовых, начисляемых ежемесячно на весь неоплаченный остаток суммы задолженности (“Штраф за неисполнение обязательств”.) Любой неоплаченный Штраф за неисполнение обязательств добавляется к Сумме задолженности; а также

(b) CSI may declare the entire unpaid balance of the Outstanding Amount and any other payments owed to CSI under this Agreement either:	(b) CSI вправе объявить весь неоплаченный остаток Суммы задолженности и любые другие платежи, причитающиеся к выплате в пользу CSI по настоящему Соглашению либо:

(1) due and payable on demand; or	(1) подлежащими уплате по требованию; или

(2) immediately due and payable without any further notice and without presentment, demand or protest of any kind, all of which are hereby expressly waived by CGS.	(2) подлежащими немедленной выплате без предварительного уведомления и без представления, требования или протеста любого рода, от права на любые из которых CGS в прямой форме отказывается.

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Declaration of a default, calculation and payment of the Default Penalty, or acceleration as provided in this Section 6.02(b) does not release CGS from its other obligations under this Agreement, and shall not limit CSI from taking such other actions to obtain performance of CGS, including payment of any Minimum Monthly Payments, the Final Payment or any Participation Interest Payments, or any other payments provided by this Agreement.

Заявление о невыполнении обязательств, исчисление и уплата Штрафа за неисполнение обязательств, а также условие об ускорении выплаты, изложенное в Разделе 6.02(b), не освобождают CGS от его прочих обязательств по настоящему Соглашению и не должны ограничивать иные действия CSI, направленные на обеспечение исполнения CGS своих обязательств, включая оплату любых Минимальных ежемесячных платежей, Окончательного платежа или любой Оплаты за Долю участия, или любых других платежей, предусмотренные настоящим Соглашением.

ARTICLE VII – CONFIDENTIALITY	СТАТЬЯ VII – КОНФИДЕНЦИАЛЬНОСТЬ
Section 7.01 – Confidentiality	Раздел 7.01 – Конфиденциальность
The terms and conditions of this Agreement, the documents containing the information regarding the subject matter of this Agreement, the Parties’ activities and their financial condition, as well as any information related to this Agreement, including any records that contain information about the financial condition of the Parties, shall be recognized as confidential and shall not be disclosed without the prior written consent of all Parties to this Agreement, except that CSI shall not be required to obtain the consent of the other Party in the event CSI determines, in its sole discretion, that it is required under federal or state securities laws to disclose such information publicly or otherwise.

Условия настоящего Соглашения, документы, содержащие информацию о предмете настоящего Соглашения, деятельности Сторон и их финансовом состоянии, а также любая информация, относящаяся к настоящему Соглашению, в том числе любые записи, которые содержат информацию о финансовом состоянии Сторон, считаются конфиденциальными и не подлежат разглашению без предварительного письменного согласия всех Сторон настоящего Соглашения, за исключением того, что CSI не обязана получать согласие другой Стороны в том случае, если CSI определит, по своему собственному усмотрению, что такое публичное или иное раскрытие информации требуется в соответствии с федеральным законодательством или законами отдельных штатов.

Except as expressly provided in this Section 7.01, the Party that discloses confidential information, shall be responsible for ensuring that every person to whom the confidential information hereunder is disclosed, shall keep the information confidential and shall not disclose or transfer the same to third parties.

За исключением случаев, прямо оговоренных в настоящем Разделе 7.01, Сторона, которая раскрывает конфиденциальную информацию, несет ответственность за обеспечение того, чтобы каждое лицо, которому была раскрыта конфиденциальная информация по настоящему Соглашению, сохраняло конфиденциальность информации и не разглашало и не передавало ее третьим лицам.

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Except as expressly provided in this Section 7.01, the Parties shall take all reasonable measures to protect and preserve the confidential information from unauthorized use, loss, theft, publication, etc.

За исключением случаев, прямо оговоренных в настоящем Разделе 7.01, Стороны обязаны принимать все разумные меры для защиты и сохранения конфиденциальной информации от несанкционированного использования, потери, кражи, публикации и т.д.

ARTICLE VIII – MISCELLANEOUS	Статья VIII – ПРОЧИЕ УСЛОВИЯ

Section 8.01 – Dispute Resolution	Раздел 8.01 - Разрешение споров
Any disputes and disagreements that may arise in the course of performance of this Agreement, shall be settled by negotiation between the Parties.  In the event the Parties are unable to settle a dispute through negotiation, the dispute shall be resolved in accordance with the laws of the Republic of Kazakhstan.

Любые споры и разногласия, которые могут возникнуть в ходе исполнения настоящего Договора, разрешаются путем переговоров между Сторонами. В случае, если Стороны не могут разрешить спор путем переговоров, спор должен быть разрешен в соответствии с законодательством Республики Казахстан.

Section 8.02 – Assignment and Transfer	Раздел 7.02 - Переуступка и передача
CGS may not sell, assign or transfer to any person or entity any of its rights hereunder or any of its interest in the Subsoil Use Contract, the Project or the Deposit, or delegate any of its duties hereunder, in whole or in part, without the prior written consent of CSI.

CGS не вправе продать, передать или переуступить любому лицу или организации никакие свои интересы в Контракте на недропользование, в Проекте или в Месторождении, или перепоручить свои обязанности по настоящему Соглашению, в целом или в части, без предварительного письменного согласия CSI.

Section 8.03 – Amendments	Раздел 8.03 – Поправки
This Agreement may be amended and supplemented under an agreement of the Parties. All amendments and additions to this Agreement must be in writing and signed by the Parties.	Настоящее Соглашение может быть изменено и дополнено по соглашению сторон. Все изменения и дополнения к настоящему Соглашению должны быть в письменной форме и должны быть подписаны Сторонами.

Section 8.04 – Prevailing Language	Раздел 8.04 – Превалирующий язык
This Agreement is made in two (2) originals in the Russian and in the English languages having equal force and effect, one original for each Party.  In the event of any discrepancies between the versions of this Agreement in the English and in the Russian languages, the English text shall prevail.

Настоящий Договор составлен в 2 (двух) экземплярах на русском и на английском языках, имеющих равную юридическую силу, по одному экземпляру для каждой из Сторон. В случае любых расхождений между версиями настоящего Соглашения на английском языке и на русском языке, текст на английском языке имеет преимущественную силу.

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Section 8.05 – Termination	Раздел 8.05 - Прекращение действия
Provided that payment in full of the Outstanding Amount is made, this Agreement shall terminate on the earlier of seven years from the date of commencement of production following a commercial discovery at the Deposit, or the  conversion, exchange or retirement of the Participation Interest.

При условии, что была осуществлена полная оплата Суммы задолженности, настоящее Соглашение прекращает свое действие при наступлении первого из перечисленных ниже событий: через семь лет с даты начала добычи после коммерческого обнаружения на Месторождении, или в случае преобразования, обмена или изъятия Доли участия.

Section 8.06 – Entire Agreement	Раздел 8.06 – Полное соглашение
This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and constitutes and supersedes all prior agreements, representations and understandings of the Parties, written or oral, with regard to the subject matter hereof.

Настоящее Соглашение представляет собой полное соглашение между Сторонами в отношении предмета настоящего Соглашения и заменяет собой все предыдущие соглашения, заявления и договоренности Сторон, письменные или устные, в отношении предмета Соглашения.

Signatures of the Parties:	Подписи Сторон:
On behalf of CGS:	От имени CGS:
Caspian Geo-Consulting Services LLP	ТОО Каспиан Гео-Консалтинг Сервисэс («Caspian Geo-Consulting Services»)
By: /s/ N.N. Khamzin N. N. Khamzin, Director / Директор Н. Н. Хамзин
On behalf of CSI:	Oт имени CSI:
Caspian Services, Inc.	Корпорация «Каспиан Сервисез»
By: /s/ A.S. Kotov A. S. Kotov, President / Президент А. С. Котов

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